                                                                  EXHIBIT 99.1


DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

                         Summary Of Bank And Investment            Attachment 1
                             Accounts Attachment 1
Summary                   American Classic Voyages Co
American Classic            Case No: 01-10954 (JCA)                   UNAUDITED
Voyages Co                 For Month Of August, 2002


                                                       Balances
                                              --------------------------
                                              Opening            Closing        Receipts &         Bank
                                               As Of              As Of       Disbursements      Statements             Account
Account                                       8/01/02            8/31/02        Included          Included             Reconciled
-------                                       --------           -------      -------------      ----------            ----------

AMCV Deferred Compensation                      0.00               0.00          No -             No -                   No -
Bank One                                                                         Account          Account                Account
Account # - 1590101554                                                           Closed           Closed                 Closed

AMCV Dental Benefits                            0.00               0.00          No -             No -                   No -
Chase (JP Morgan Chase & Co)                                                     Account          Account                Account
Account # - 002-2-426530                                                         Closed           Closed                 Closed

AMCV Employee Stock Plan                        0.00               0.00          No -             No -                   No -
LaSalle Bank                                                                     Account          Account                Account
Account # - 5800015140                                                           Closed           Closed                 Closed

AMCV Insurance                                  0.00               0.00          No -             No -                   No -
LaSalle Bank                                                                     Account          Account                Account
Account # - 5800021411                                                           Closed           Closed                 Closed

AMCV Medical Benefits                       5,102.86           4,971.41          Yes              No - Not               Yes
Chase (JP Morgan Chase & Co)                                                                      Concentration
Account # - 002-2-426522                                                                          Account

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
Master Cash                                                                      Account          Account                Account
LaSalle Bank                                                                     Closed           Closed                 Closed
Account # - 2355464

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
Payroll                                                                          Account          Account                Account
LaSalle Bank                                                                     Closed           Closed                 Closed
Account # - 2369368

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
PAC                                                                              Account          Account                Account
LaSalle Bank                                                                     Closed           Closed                 Closed
Account # - 2355882

American Classic Voyages Co             1,760,963.47          61,592.97          Yes              Yes                    Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
Investment Account                                                               Account          Account                Account
Goldman Sachs & Co.                                                              Closed           Closed                 Closed
Account # - 020-53613-2

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
Investment Account                                                               Account          Account                Account
Merrill Lynch                                                                    Closed           Closed                 Closed
Account # - 318-3271750-7

American Classic Voyages Co                     0.00               0.00          No -             No -                   No -
Investment Account                                                               Account          Account                Account
Conifer Securities                                                               Closed           Closed                 Closed
Account # - 330-50683 1-8

                             Receipts & Disbursements            Attachment 2-1
R&B - Chase                  American Classic Voyages
- AMCV Med Ben                Case No: 01-10954 (JCA)                 UNAUDITED
                                     Chase
                             AMCV Medical Benefits
                            Account # - 002-2-426522
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                       5,102.86


Receipts

                                           0.55     From United Healthcare (Reversal)
                                       --------

                                           0.55     Total Receipts


Disbursements

                                        (132.00)    To United Healthcare
                                       --------


                                        (132.00)    Total Disbursements


Closing Balance - 31 August 02

                                       4,971.41

                            Receipts & Disbursements             Attachment 2-2
R&D - Credit Suisse         American Classic Voyages
Investment Account           Case No: 01-10954 (JCA)                  UNAUDITED
                                 Credit Suisse
                               Investment Account
                             Account # - 247003452
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02

                                   1,760,963.47


Receipts

                                         629.50     Interest Earned
                                  -------------


                                         629.50     Total Receipts


Disbursements

                                  (1,700,000.00)    To The Delta Queen Steamboat Company -
                                                    Hibernia - Master Cash # 812395335
                                  -------------




                                  (1,700,000.00)    Total Disbursements


Closing Balance - 31 August 02

                                      61,592.97

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 15:52:30
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: AUG-02

currency USD
Company=10 (AMCV)


                                       PTD-Actual
                                        31-Aug-02
                                       -----------

Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                       -----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                       -----------
Total Operating Expenses                      0.00

Gross Profit                                  0.00

SG&A Expenses
General and Admin Expenses               66,126.98
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                       -----------
Total SG&A Expenses                      66,126.98

                                       -----------
EBITDA                                  (66,126.98)

Depreciation                             13,721.08

                                       -----------
Operating Income                        (79,848.06)

Other Expense/(Income)
Interest Income                             256.74
Interest Expense                         21,390.64
Equity in Earnings for Sub              (67,567.27)
Reorganization expenses                  72,315.05
                                       -----------
Total Other Expense/(Income)            161,529.70

                                       -----------
Net Pretax Income/(Loss)               (241,377.76)

Income Tax Expense                            0.00

                                       -----------
Net Income/(Loss)                      (241,377.76)
                                       ===========

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:42
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: AUG-02

currency USD
Company=10 (AMCV)


                                              YTD-Actual                  YTD-Actual
                                               31-Aug-02                   19-Oct-02
                                            ---------------             --------------

ASSETS

Cash and Equivalent                               61,592.97              10,343,248.25

Restricted Cash                                       80.78                       0.00

Marketable Securities                                  0.00                     337.15

Accounts Receivable                            3,678,916.74               3,678,916.74

Inventories                                            0.00                       0.00

Prepaid Expenses                                  79,453.96                       0.00

Other Current Assets                                   0.00                       0.00

                                            ---------------             --------------
Total Current Assets                           3,820,044.45              14,022,502.14


Fixed Assets                                   4,960,716.68               4,979,716.68

Accumulated Depreciation                      (4,643,750.94)             (4,497,369.91)

                                            ---------------             --------------
Net Fixed Assets                                 316,965.74                 482,346.77


Net Goodwill                                           0.00                  81,420.64

Intercompany Due To/From                     271,880,693.96             265,726,906.60

Net Deferred Financing Fees                    3,187,205.26               3,408,954.89

Net Investment in Subsidiaries              (555,294,245.02)             48,551,297.73

Other Non Current Assets                               0.00                 109,986.54

                                            ---------------             --------------
Total Other Assets                          (280,226,345.80)            317,878,566.40

                                            ---------------             --------------
Total Assets                                (276,089,335.61)            332,383,415.31
                                            ===============             ==============

AMCV US SET OF BOOKS                                   Date: 17-SEP-02 16:34:42
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: AUG-02

currency USD
Company=10 (AMCV)


                                              YTD-Actual                  YTD-Actual
                                               31-Aug-02                   19-Oct-02
                                            ---------------             --------------

LIABILITIES

Accounts Payable                                       0.00                       0.00

Accrued Liabilities                            1,578,340.28               1,089,864.63

Deposits                                               0.00                       0.00

                                            ---------------             --------------
Total Current Liabilities                      1,578,340.28               1,089,864.63


Long Term Debt                                         0.00                       0.00

Other Long Term Liabilities                   (3,221,982.41)             (3,434,093.96)

                                            ---------------             --------------
Total Liabilities                             (1,643,642.13)             (2,344,229.33)


Liabilities Subject to Compromise            200,418,510.55             200,418,510.55


OWNER'S EQUITY

Common Stock                                     211,013.08                 211,013.08

Add'l Paid In Capital                        204,438,037.35             204,438,037.35

Current Net Income (Loss)                   (605,492,787.46)            (40,694,620.74)

Retained Earnings                            (74,020,467.00)            (29,645,295.60)

                                            ---------------             --------------
Total Owner's Equity                        (474,864,204.03)            134,309,134.09

                                            ---------------             --------------
Total Liabilities & Equity                  (276,089,335.61)            332,383,415.31
                                            ===============             ==============

American Classic Voyages Co.      ATTACHMENT 6                    01-10954 (JCA)
                    Summary List of Due To/Due From Accounts
                      For the Month Ended August 31, 2002



                                                           BEGINNING                                               ENDING
AFFILIATE NAME                            CASE NUMBER       BALANCE            DEBITS          CREDITS            BALANCE

AMCV Cruise Operations, Inc.               01-10967      82,639,453.09      2,811,643.78     1,446,852.95      84,004,243.92
The Delta Queen Steamboat Co.              01-10970       6,204,670.44                --               --       6,204,670.44
DQSB II, Inc.                              01-10974          22,836.06                --               --          22,836.06
Great AQ Steamboat, L.L.C                  01-10960     (22,408,088.91)         1,588.40               --     (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C        01-10977     (15,472,854.20)           346.00               --     (15,472,508.20)
Great River Cruise Line, L.L.C             01-10963       6,702,386.55          1,951.70               --       6,704,338.25
Great Ocean Cruise Line, L.L.C             01-10959     (29,578,514.46)               --         1,057.64     (29,579,572.10)
Cruise America Travel, Incorporated        01-10966         103,377.71                --               --         103,377.71
Delta Queen Coastal Voyages, L.L.C         01-10964         934,299.38                --               --         934,299.38
Cape Cod Light, L.L.C                      01-10962      (1,670,131.78)               --               --      (1,670,131.78)
Cape May Light, L.L.C                      01-10961        (656,374.33)               --               --        (656,374.33)
Project America, Inc.                      N/A          (29,154,390.86)               --               --     (29,154,390.86)
Oceanic Ship Co.                           N/A           41,569,782.42                --               --      41,569,782.42
Project America Ship I, Inc.               N/A            1,793,166.15                --               --       1,793,166.15
Project America Ship II, Inc.              N/A           27,241,846.63                --               --      27,241,846.63
Ocean Development Co.                      01-10972     206,389,119.70                --               --     206,389,119.70
Great Hawaiian Cruise Line, Inc.           01-10975       3,571,229.75                --               --       3,571,229.75
Great Hawaiian Properties Corporation      01-10971     (51,110,970.59)               --               --     (51,110,970.59)
American Hawaii Properties Corporation     01-10976       2,484,040.72                --               --       2,484,040.72
Great Independence Ship Co.                01-10969      24,948,774.58                --               --      24,948,774.58
CAT II, Inc.                               01-10968      15,959,416.62                --               --      15,959,416.62
                                                        --------------------------------------------------------------------
                                                        270,513,074.67      2,815,529.88     1,447,910.59     271,880,693.96
                                                        ====================================================================

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                           Accounts Receivable Aging
                             As of August 31, 2002




                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                            Accounts Payable Detail
                             As of August 31, 2002




                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.              CASE NUMBER:  01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.